UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     April 16, 2004



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                              1-9532                  13-1964841
(State or other jurisdiction       (Commission         (IRS Employer
 of Incorporation)                 File Number)        Identification Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.      OTHER EVENTS

     Tenth Amendment to the Fourth Amended and Restated Credit Agreement: The Company and its Lenders executed a Tenth Amendment dated as of April 16, 2004 to the Company's Fourth Amended and Restated Credit Agreement (the "Amendment").

     The Amendment, among other things, amends and restates the last sentence of the definition of "Borrowing Base" to allow the Company to borrow against inventory at any time.

ITEM 7.           EXHIBITS

Exhibit 99.1      Tenth Amendment dated as of April 16, 2004 to the Audiovox
                    Corporation Fourth Amended and Restated Credit Agreement






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUDIOVOX CORPORATION




Dated:  April 22, 2004                      By:s/ Charles M.  Stoehr
                                               -------------------------------
                                                Charles M.  Stoehr
                                                Senior Vice President and
                                                  Chief Financial Officer





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